Exhibit 32.1

                  Certification Pursuant to
                   18 U.S.C. Section 1350,
                   as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002


          In connection with the Annual Report of Myoffiz,
Inc. (the "Company") on Form 10-KSB/A for the period ended
June 30, 2003 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Michael
Chang, as Chief Financial Officer of the Company, certify,
pursuant to 18 U.S.C.  1350, as adopted pursuant to  906
of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

          (2)  The information contained in the Report
fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              By   /s/  Michael Chang
                                ------------------------
                              Michael Chang
                              Chief Financial Officer


June 8, 2004